November 16th, 2007

Peter Dugan

Chairman / CEO / President
Crystal International Travel Group, Inc.
2160 Headquarters Plaza
10th Floor, East Tower
Morristown, New Jersey 07960
Tel.: 973.644.0900
Fax: 973.695.1662

Peter;

Pursuant to my formal resignation as Chief Operating Officer (COO) of Crystal International effective today, I am also resigning as Secretary / Treasurer / Director of the BOD.

Kindest regards,

_____________________________
Fabrizzio P. Busso-Campana

Enc:
CITG Board of Directors
Jeff Quick